Calculation of Filing Fee Tables
S-3
FORD MOTOR CREDIT CO LLC
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid
Fees Previously Paid	1	Debt	Medium-Term Notes Due Nine Months or More from the Date of Issue -- Series B	457(r)	5,061,130,000		$ 5,061,130,000.00		$ 698,942.05
Fees Previously Paid	2	Debt	Medium-Term Notes Due Nine Months or More from the Date of Issue -- Series B	457(r)	1,938,870,000		$ 1,938,870,000.00		$ 286,177.21
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 7,000,000,000.00		$ 985,119.26
			Total Fees Previously Paid:						$ 985,119.26
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	The $7,000,000,000 is equivalent to EUR 5,967,095,729, the amount shown on the cover of this Prospectus Supplement, calculated using an exchange rate of EUR1.00 = U.S.$1.1731 the spot rate as reflected on Bloomberg at noon on April 27, 2026. The total offering amount of $7,000,000,000 (or the equivalent in other currencies) of Euro Medium-Term Notes Due Nine Months or More from the Date of Issue offered under this Prospectus Supplement, supplementing the Prospectus filed as part of Registration Statement No. 333-276916 filed on February 7, 2024, is comprised of $5,061,130,000 aggregate principal amount of new securities and $1,938,870,000 in aggregate principal amount of unsold securities previously registered pursuant to a Prospectus Supplement filed under Rule 424(b)(3) on February 7, 2024. The $286,177.21 of previously paid filing fees related to $1,938,870,000 in aggregate principal amount of unsold securities previously registered pursuant to a Prospectus Supplement filed under Rule 424(b)(3) on February 7, 2024, supplementing the Prospectus filed as part of Registration Statement No. 333-276916 filed on February 7, 2024. The total offering amount of $7,000,000,000 (or the equivalent in other currencies) of Euro Medium-Term Notes Due Nine Months or More from the Date of Issue is shared with Ford Motor Credit Company LLC's Medium-Term Notes Due Nine Months or More from the Date of Issue -- Series B, offered under the Prospectus Supplement dated April 30, 2026. The offering amount will decrease to the extent of securities sold under the Medium-Term Notes Due Nine Months or More from the Date of Issue -- Series B program. The net registration fee for the entire $7,000,000,000 was previously paid with the Prospectus Supplement dated April 30, 2026 for the Medium-Term Notes Due Nine Months or More from the Date of Issue -- Series B program. The Proposed Maximum Offering Price Per Unit is estimated solely for the purposes of determining the amount of the registration fees.

[2]	See Offering Note 1. The net registration fee for the entire $7,000,000,000 was previously paid with the Prospectus Supplement dated April 30, 2026 for the Medium-Term Notes Due Nine Months or More from the Date of Issue -- Series B program, and reflects the $286,177.21 of previously paid filing fees related to $1,938,870,000 in aggregate principal amount of unsold securities previously registered pursuant to a Prospectus Supplement filed under Rule 424(b)(3) on February 7, 2024, supplementing the Prospectus filed as part of Registration Statement No. 333-276916 filed on February 7, 2024.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date

Narrative Disclosure
The maximum aggregate offering price of the securities to which the prospectus relates is $7,000,000,000.00. The prospectus is a final prospectus for the related offering.